UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

May 22, 2023

Date of Report (Date of earliest event reported)

CABALETTA BIO, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39103	82-1685768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Arch Street, Suite 600, Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

(267) 759-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	CABA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously announced, on May 17, 2023, Cabaletta Bio, Inc. (the “Company” or “Cabaletta”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Cowen and Company, LLC, Evercore Group L.L.C. and Guggenheim Securities, LLC (collectively, the “Underwriters”), related to a public offering (the “Offering”) of 7,250,000 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), at a price to the public of $12.00 per share. The Company also granted the Underwriters an option exercisable for 30 days from the date of the Underwriting Agreement to purchase, from time to time, in whole or in part, at the public offering price less any underwriting discounts and commissions, up to an additional 1,087,500 shares of Common Stock (the “Optional Stock”), which the Underwriters have exercised in full at this time.

On May 22, 2023, Cabaletta Bio, Inc. (the “Company” or “Cabaletta”) issued a Press Release announcing the closing of the Offering, inclusive of the option to purchase the Optional Stock (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. Based upon the Company’s current operating plan, the Company believes that the net proceeds from the Offering, together with the Company’s existing cash and cash equivalents, will enable it to fund its operating expenses and capital expenditure requirements into the fourth quarter of 2025.

Forward Looking Statements

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding Cabaletta’s Offering and its anticipated cash runway. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements, such as the potential of Cabaletta’s engineered T cell therapies to provide a deep and durable treatment for patients with autoimmune diseases, are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements, including, without limitation, the anticipated use of proceeds from the public offering and expected cash runway projection. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in Cabaletta’s most recent annual report on Form 10-K and quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”), as well as discussions of potential risks, uncertainties, and other important factors in Cabaletta’s other filings with the SEC, including those contained or incorporated by reference in the preliminary prospectus supplement and accompanying prospectus related to the public offering filed with the SEC. Any forward-looking statements represent Cabaletta views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Cabaletta explicitly disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated May 22, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CABALETTA BIO, INC.

Date: May 22, 2023	By:	/s/ Steven Nichtberger
Steven Nichtberger, M.D.
President and Chief Executive Officer